SCHEDULE 14A INFORMATION
(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

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Check the appropriate box:

[_]	Preliminary Proxy Statement

[_]	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

[X]	Definitive Proxy Statement

[_]	Definitive Additional Materials

[_]	Soliciting Material Under Rule 14a-12

AB Variable Products Series Fund, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[_]	Fee paid previously with preliminary materials:

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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AB VARIABLE PRODUCTS SERIES FUND, INC.

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

August 20, 2018

Dear Stockholders:

The Board of Directors (the “Directors”) of AB Variable Products Series Fund, Inc. (the “Company”) is pleased to invite you to the Meeting of Stockholders (the “Meeting”) of the Company and each fund organized as a series of the Company (each, a “Fund” and, collectively, the “Funds”) to be held on October 11, 2018. The accompanying Notice of Meeting of Stockholders and the Proxy Statement present two proposals to be considered at the Meeting.

At the Meeting, stockholders of the Funds will be asked to elect Directors. In addition, stockholders of each Fund will be asked to approve new investment advisory agreements with AllianceBernstein L.P., the investment adviser to the Funds (the “Adviser”). The approval of new advisory agreements is required as a result of certain anticipated changes to the indirect ownership of the Adviser, in connection with a plan by AXA S.A. to divest over time its remaining ownership interest in AXA Equitable Holdings, Inc., the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser. The material terms of the proposed new investment advisory agreements are identical to the material terms of the current investment advisory agreement for the Funds.

The Board has concluded that the proposals are in the best interests of each Fund, and unanimously recommends that you vote "FOR" each of the proposals that apply to each of the Funds in which you hold shares.

We welcome your attendance at the Meeting. Even if you plan to attend, we encourage you to authorize a proxy to vote your shares. Broadridge Financial Solutions, Inc. ("Broadridge"), a proxy solicitation firm, has been selected to assist stockholders in the proxy solicitation process. If we have not received your proxy authorization as the date of the Meeting approaches, you may receive a telephone call from Broadridge reminding you to authorize the proxy holders to cast your votes. No matter how many shares you own, your vote is important.

Sincerely,

Robert M. Keith
President

QUESTIONS AND ANSWERS

AB VARIABLE PRODUCTS SERIES FUND, INC.

PROXY

Q.       WHY DID YOU SEND ME THIS BOOKLET?

A.	This booklet contains the Notice of Meeting of Stockholders and the Proxy Statement that provides you with information you should review before voting on the proposals that will be presented at the Meeting of Stockholders (the "Meeting") for AB Variable Products Series Fund, Inc. (the "Company") and each fund organized as a series of the Company (each, a "Fund" and, collectively, the "Funds"). You are receiving these proxy materials because you own shares of capital stock of a Fund. As a stockholder, you have the right to vote on the proposal(s) concerning your investment in a Fund, but only with respect to the Fund or Funds in which you own shares.
Q.	WHO IS ASKING FOR MY VOTE?
A.	The Board of Directors is asking you to vote at the Meeting on the proposals. Details regarding the proposals are set forth in the Proxy Statement. A summary of the proposals is as follows:
•	The first proposal is to consider and vote upon the election of Directors.
•	The second proposal is to consider and vote upon the approval of new investment advisory agreements for the Funds with AllianceBernstein L.P. (the "Adviser").

Each stockholder will be asked to vote on the proposal(s) that applies to the Fund in which the stockholder holds shares.

Q.	WHY AM I BEING ASKED TO ELECT MEMBERS OF THE BOARD?
A.	The members of the Board serve as representatives of stockholders of the Funds they oversee and for which they serve as director. Members of the Board have an obligation to serve the best interests of those Funds. The Investment Company Act of 1940, as amended (the "1940 Act"), requires that a majority of the Directors be elected by stockholders of the Funds for which they serve. In addition, the Board may fill vacancies or elect new Directors only if at least two-thirds of the Directors have been elected by stockholders immediately following their election.

Having all Directors elected by the stockholders at this time facilitates the election of future Directors by the Board should it become necessary or desirable, as long as two-thirds of the resulting Directors were elected by stockholders. The nominees are all current members of the Board.

The nominees for the Board are Michael J. Downey, William H. Foulk, Jr., Nancy P. Jacklin, Robert M. Keith, Carol C. McMullen, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner.

Q.	WHY AM I BEING ASKED TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS?
A.	As required by the 1940 Act, the current investment advisory agreement between the Adviser and the Company on behalf of each Fund automatically terminates in the event of an assignment, which includes a direct or indirect transfer of a controlling block of the voting securities of the Adviser. This provision effectively requires a Fund's stockholders to vote on a new investment advisory agreement if the Adviser experiences a transfer of a controlling block of its voting securities for purposes of the 1940 Act.

As described in more detail in the Proxy Statement, AXA S.A. plans to sell over time its remaining ownership interest in AXA Equitable Holdings, Inc., the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser (the "Plan"). It is anticipated that one or more of the sales transactions over time conducted pursuant to the Plan may ultimately result in the indirect transfer of a "controlling block" of voting securities of the Adviser and therefore may be deemed an "assignment" causing a termination of the current investment advisory agreement for the Funds. To ensure continuation of the advisory services provided to each Fund, stockholders are being asked to approve a new investment advisory agreement. As part of the same proposal, stockholders are also voting to approve any future advisory agreements in the event there is more than one indirect transfer of a controlling block of the voting securities of the Adviser that occurs in connection with the Plan and a new advisory agreement terminates.

The transaction(s) are not expected to result in any changes to the contractual investment advisory fees charged to the Funds, the portfolio management of any Fund or the nature and quality of services provided by the Adviser.

Q.	WILL THE PROPOSED INVESTMENT ADVISORY AGREEMENT AFFECT THE PORTFOLIO MANAGEMENT OR INVESTMENT STRATEGY OF ANY FUND?
A.	No. The investment objectives, principal investment strategies, investment processes and principal risks of the Funds will not change as a result of entering into the proposed new investment advisory agreement with the Adviser. Further, there are no anticipated changes to the portfolio management team of any Fund in connection with the proposed agreement.
Q.	DOES THE PROPOSED INVESTMENT ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?
A.	No. The proposed new investment advisory agreement is substantially identical to the current investment advisory agreement, except with respect to the effective and termination dates. If the new agreement is approved and becomes effective, the Adviser will continue to provide advisory services to the Funds on the same terms and at the same contractual advisory fee rates as provided under the current investment advisory agreement, subject to any expense limitation. There is no anticipated change in the level, nature or quality of services provided to the Funds by the Adviser.

Q.	WHAT HAPPENS IF STOCKHOLDERS OF A FUND DO NOT APPROVE THE PROPOSED INVESTMENT ADVISORY AGREEMENT?
A.	If the stockholders of a Fund do not approve the proposed new investment advisory agreement with respect to that Fund and no direct or indirect transfer of a controlling block of the Adviser's voting securities occurs, the Adviser would continue to serve as adviser to the Fund under the current advisory agreement.

If the stockholders of a Fund do not approve the proposed new investment advisory agreement with respect to that Fund and a direct or indirect transfer of a controlling block of the Adviser's voting securities occurs, the current investment advisory agreement would terminate and the Adviser would not be able to serve as adviser for the Fund to provide for continuity of service. Under these circumstances, the Board would need to consider appropriate action, which could include, among other things, allowing the Fund to operate under an interim advisory agreement with a duration of no more than 150 days (which agreement has been approved by the Board, as discussed in the Proxy Statement), seeking approval of a new investment advisory agreement, liquidation of a Fund, or reorganizing the Fund with and into another investment company in the Fund complex.

Q.	HOW DOES THE BOARD RECOMMEND I VOTE?
A.	The Board recommends that you vote FOR each proposal.
Q.	WHO IS ELIGIBLE TO VOTE?
A.	Stockholders of record of the Funds at the close of business on August 13, 2018 (the "Record Date") are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. You will be entitled to vote only on those proposals that apply to the Fund or Funds of which you were a stockholder on the Record Date. If you owned shares on the Record Date, you have the right to vote even if you later redeemed the shares.
Q.	WHAT ROLE DOES THE BOARD PLAY?
A.	The business and affairs of each Fund are overseen by the Board. Each Director has an obligation to act in what he or she believes to be the best interests of the Fund, including approving and recommending the proposals in the Proxy Statement. The background of each nominee for Director is described in the Proxy Statement.
Q.	HOW CAN I AUTHORIZE PROXIES TO CAST MY VOTE?
A.	Please follow the instructions included on the enclosed Proxy Card.

Q.	WHAT IF I WANT TO REVOKE MY PROXY?

A.	You can revoke your proxy at any time prior to its exercise (i) by giving written notice to the Secretary of AB Variable Products Series Fund, Inc. at 1345 Avenue of the Americas, New York, New York 10105, (ii) by authorizing a later-dated proxy (either by signing and submitting another proxy card or by calling (855) 643-7455 or (iii) by personally voting at the Meeting. Please note that attendance at the Meeting without voting will not be sufficient to revoke a previously authorized proxy.
Q.	WHOM DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?
A.	Please call (855) 643-7455 if you have questions.

AB VARIABLE PRODUCTS SERIES FUND, INC.

345 Avenue of the Americas, New York, New York 10105 Toll Free (800) 221-5672

NOTICE OF MEETING OF STOCKHOLDERS
SCHEDULED FOR OCTOBER 11, 2018

To the Stockholders of the Funds:

Notice is hereby given that a Meeting of Stockholders (the “Meeting”) of AB Variable Products Series Fund, Inc. (the “Company”) and each fund organized as a series of the Company (individually, a “Fund”, and, collectively, the “Funds”) will be held at the offices of the Company, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on October 11, 2018, at 11:30 a.m., Eastern Time. The Meeting is designated as the “Annual” stockholder meeting for the Funds.

The Meeting will be held to consider and vote on the following proposals, all of which are more fully described in the accompanying Proxy Statement dated August 20, 2018:

1.	To consider and vote upon the election of Directors of the Company, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

2.	To consider and vote upon the approval of new investment advisory agreements for the Funds with AllianceBernstein L.P.

3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Any stockholder of record of a Fund at the close of business on August 13, 2018 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy for each Fund is being solicited on behalf of the Board of Directors of the Company.

By Order of the Board of Directors, Emilie Wrapp Secretary

New York, New York

August 20, 2018

YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also authorize proxies to cast your vote by telephone or through the Internet. To do so, please follow the instructions on the enclosed proxy card. Your vote is very important no matter how many shares you own. Please mark and mail or otherwise authorize your proxy promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

PROXY STATEMENT

AB VARIABLE PRODUCTS SERIES FUND, INC.

AB Balanced Wealth Strategy Portfolio

AB Dynamic Asset Allocation Portfolio

AB Global Thematic Growth Portfolio

AB Growth Portfolio

AB Growth and Income Portfolio

AB Intermediate Bond Portfolio

AB International Growth Portfolio

AB International Value Portfolio

AB Large Cap Growth Portfolio

AB Real Estate Investment Portfolio

AB Small Cap Growth Portfolio

AB Small/Mid Cap Value Portfolio

AB Value Portfolio

AB Global Risk Allocation—Moderate Portfolio

1345 Avenue of the Americas

New York, New York 10105

MEETING OF STOCKHOLDERS

October 11, 2018

INTRODUCTION

This is a Proxy Statement for AB Variable Products Series Fund, Inc. ("AVP" or the "Company") and each fund organized as a series of the Company listed above (each a "Fund", and collectively, the "Funds"). The Board of Directors (the "Board") is soliciting proxies for a Meeting of Stockholders (the "Meeting") to consider and vote on proposals that are being recommended by the Board.

The Company is sending you this Proxy Statement to ask for your vote on the proposals affecting your Fund. The Meeting will be held at the offices of the Company, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on October 11, 2018 at 11:30 a.m., Eastern Time. The solicitation will be made primarily by mail and may also be made by telephone or through the Internet. It is expected that AllianceBernstein L.P., the investment adviser to the Funds (the "Adviser"), will bear the expenses of the printing and mailing of the proxy statements relating to the transactions arising from the Plan (as defined below), including the proxy solicitation costs, as well as the legal costs of Fund counsel relating thereto. The Notice of Meeting of Stockholders, Proxy Statement, and Proxy Card are being mailed to stockholders on or about August 31, 2018.

Any stockholder who owned shares of a Fund at the close of business on August 13, 2018 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Appendix A sets forth the number of shares of each Fund issued and outstanding as of the Record Date. The Meeting is designated as the "Annual" stockholder meeting for the Funds.

Important Notice Regarding Availability of Proxy Materials for the Stockholders' Meeting to be Held on Thursday, October 11, 2018. This Proxy Statement is available on the Internet at www.alliancebernstein.com/abfundsproxy.

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PROPOSAL ONE:

ELECTION OF DIRECTORS

At the Meeting, stockholders of each Fund will vote on the election of Directors of the Company. Unless otherwise noted herein, each Director elected at the Meeting will serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

The individuals identified below have been nominated for election as Directors as indicated below. The nominees are all current members of the Board.

Section 16 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that fund directors must be elected by the holders of outstanding securities of a fund, with the exception that vacancies occurring between meetings may be filled in any otherwise legal manner so long as, immediately after a vacancy is filled, at least two-thirds of the directors were elected by security holders. In order to provide the Board with the maximum flexibility to fill vacancies on the Board without the administrative burden and expense of calling a special meeting of stockholders, the Board believes it is appropriate for all current Directors to be submitted to stockholders for election.

Each nominee was recommended for nomination by the Fund's Governance and Nominating Committee. The Committee, which, among other things, considers recommendations on nominations for Directors, reviewed the qualifications, experience, and background of the nominees. Based upon this review, the Committee recommended each nominee as a candidate for nomination as a Director. At meetings of Directors held on July 31-August 2, 2018, after discussion and further consideration of the matter, the Directors voted to nominate the nominees for election by stockholders.

Unless contrary instructions are received, it is the intention of the persons named as proxies in the accompanying Proxy Card to vote in favor of the nominees named below for election as Directors.

Independent Director Nominees: Michael J. Downey
William H. Foulk, Jr.
Nancy P. Jacklin
Carol C. McMullen
Garry L. Moody
Marshall C. Turner, Jr.
Earl D. Weiner
Interested Director Nominee:
Robert M. Keith

Each nominee has consented to serve as a Director. The Board knows of no reason why any of the nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board may determine, in its sole and absolute discretion.

Certain information concerning the nominees for Director is set forth below (nominees are referred to as Directors in the charts below).

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NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INDEPENDENT DIRECTORS
Marshall C. Turner, Jr.,# Chairman of the Board 76 (1992)

Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.

		94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,# 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

William H. Foulk, Jr.,# 85 (1990)

Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 to early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.

		94	None
Nancy P. Jacklin,# 70 (2006)

Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.

		94	None

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NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

Carol C. McMullen,# 63 (2016)

Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.

		94	None
Garry L. Moody,# 66 (2007)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.

		94	None

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NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

Earl D. Weiner,# 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director's Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None
INTERESTED DIRECTOR
Robert M. Keith,+ 58 (2009)	Senior Vice President of the Adviser++ and the head of AllianceBernstein Investments, Inc. ("ABI")++ since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser's institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser's institutional investment management business, with which he had been associated since prior to 2004.	94	None
___________________________________________________
*	The address for each of the Fund's Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Directors. Mr. Foulk will retire from the Board effective December 31, 2018.
#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Funds because of his affiliation with the Adviser.

++	The Adviser and ABI are affiliates of the Funds.
6

In addition to the public company directorships currently held by the Directors, set forth in the table above, Mr. Turner was a director of SunEdison, Inc. (solar materials and power plants) since prior to 2013 until July 2014, Mr. Downey was a director of The Merger Fund (a registered investment company) from 1995 until 2013, and Mr. Moody was a director of Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 until January 2014.

Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors".

Experience, Skills, Attributes, and Qualifications of the Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Company. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of stockholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as director of the Company, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Funds' independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Company and other AB Funds as noted in the table above: Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement Fund), has served as Chairman of the Independent Directors Committees from 2003 until early February 2014, served as Chairman of the AB Funds from 2003 through December 2013, and is active in a number of mutual fund related organizations and

7

committees; Ms. Jacklin has experience as a financial services regulator as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), and as a financial services lawyer in private practice and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Ms. McMullen has experience as a management consultant and as a director of various private companies and non-profit organizations, as well as extensive asset management experience at a number of companies, including as an executive in the areas of portfolio management, research, and sales and marketing; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and Chairman of the Independent Directors Committees of such AB Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as director or trustee of various non-profit organizations and served as Chairman or Vice Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. The Board is responsible for oversight of the Funds. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of the Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. The Board typically meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees – the Audit, Governance and Nominating, and Independent Directors Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that a Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Funds, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, each Company is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

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Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to a Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of a Board's general oversight of the Fund's investment program and operations and is addressed as part of various regular Board and committee activities. The Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, the Adviser's internal legal counsel, the Adviser's Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by a Fund and the Adviser's risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

Not all risks that may affect a Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals. As a result of the foregoing and other factors a Fund's ability to manage risk is subject to substantial limitations.

Board Committees. The Board has three standing committees – an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating and Independent Directors Committees are identified above.

The function of the Audit Committee is to assist the Board in its oversight of each Fund's accounting and financial reporting policies and practices. The Audit Committee of the Board met three times during each Fund's most recently completed fiscal year.

The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee of the Board met three times during each Fund's most recently completed fiscal year.

The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Funds and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by the current Directors, officers, the Adviser, stockholders and other appropriate sources.

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Pursuant to the Charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. If the Funds did not hold an annual meeting of stockholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail its proxy materials. Public notice of such upcoming annual meeting of stockholders may be given in a stockholder report or other mailing to stockholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform stockholders.

Stockholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the stockholder or an associated person of the stockholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the stockholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person", information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the stockholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of a Fund owned beneficially and of record by the stockholder and any associated person of the stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the stockholder. "Associated person of the stockholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the stockholder or (b) the associated person of the stockholder.

The Governance and Nominating Committee may require the stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the stockholder to serve on the Board. If the stockholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

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The Governance and Nominating Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds, and the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of the Board met seven times during each Fund's most recently completed fiscal year.

Other Information

Additional information on Proposal One, including information on the principal officers of the Company, nominee ownership of Fund shares and Board compensation, is included in Appendix B (Additional Information on Proposal One) and Appendix C (Independent Registered Public Accounting Firm).

The Board unanimously recommends that the stockholders vote "FOR" each of the nominees to serve as a Director. The election of each nominee requires the affirmative vote of a plurality of the votes cast for the Company.

PROPOSAL TWO:

APPROVAL OF Investment Advisory AgreementS

Background

AXA S.A. ("AXA") is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies. AXA Equitable Holdings, Inc., a Delaware corporation ("AXA Equitable"), is a majority-owned subsidiary of AXA and an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser. AXA Equitable also indirectly holds a majority of the outstanding partnership interests of the Adviser.

AXA formerly owned all of the outstanding shares of common stock of AXA Equitable. On May 10, 2017, AXA announced its intention to sell a minority stake of AXA Equitable, an entity through which AXA owns its indirect interest in the Adviser, via an initial public offering ("IPO") and listing of AXA Equitable's shares of common stock on the New York Stock Exchange. On November 13, 2017, AXA Equitable filed a Form S-1 with the Securities and Exchange Commission (the “SEC”), confirming the May 2017 announcement. On May 10, 2018, the shares of common stock of AXA Equitable were listed and commenced trading (NYSE: EQH), and on May 14, 2018, AXA sold approximately 24.5% of the outstanding shares of AXA Equitable at $20.00 per share. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the "MxB Notes") due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA's option upon the occurrence of certain events. If, for example, there were no further sales by AXA Equitable or AXA of shares of common stock of AXA Equitable, upon exchange of the MxB Notes, AXA would continue to own approximately 64% of the shares of common stock of AXA Equitable ("Shares"). AXA has publicly announced, however, its plans to divest its remaining ownership interest in AXA Equitable over time in one or more transactions, subject to market conditions (the "Plan").

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Currently, the Adviser and its affiliates do not anticipate that the Plan will have a material impact on the Adviser or any affiliates of the Adviser that provides services to the Funds, including with respect to the following: operations, personnel, organizational structure; capitalization, or financial and other resources. The Adviser's current leadership and key investment teams are expected to stay in place, and no change in senior management's strategy for the Adviser is anticipated as a result of the implementation of the Plan. Notwithstanding the foregoing, it is possible that the completion of the Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AXA Equitable and its subsidiaries. AXA Equitable, today and in the future as a stand-alone entity, is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations applicable to public companies that it was not subject to prior to the IPO. The Plan may be implemented in phases. During the time that AXA retains a controlling interest in AXA Equitable, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AXA Equitable. A failure to implement the Plan could create uncertainty about the nature of the relationship between AXA Equitable and AXA, and could adversely affect AXA Equitable and its subsidiaries including the Adviser.

Completion of the Plan is subject to certain regulatory approvals, including the registration of shares to be sold publicly as well as the listing of those shares on the New York Stock Exchange, and other conditions, including market conditions prevailing at the time of its implementation. If the Plan is completed, AXA Equitable will no longer be a subsidiary of AXA. AXA Equitable is expected to remain the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser.

This planned divestment gives rise to the proposal.

The Funds are subject to Section 15 of the 1940 Act. Section 15 provides that any investment advisory agreement with a registered investment company such as a Fund must terminate automatically upon its "assignment," which includes any transfer of a controlling block of outstanding voting securities of an investment adviser or the parent company of an investment adviser. Such transfer is often referred to as a "Change of Control Event."

Whether or not a particular sale of Shares by AXA results in a Change of Control Event depends on the facts and circumstances of the sale, and the law is not clear as to whether an assignment would ever occur in the case of implementation of the Plan. Also, a Change of Control Event may not occur if AXA continues to hold more than 25% of the Shares and if no single person or group acting together gains "control" (as defined in the 1940 Act) of AXA Equitable.

It is anticipated that one or more of the transactions contemplated by the Plan could be deemed a Change of Control Event resulting in the automatic termination of the investment advisory agreement (“Current Agreement”). In order to ensure that the existing investment advisory services can continue uninterrupted, the Board has approved a new investment advisory agreement with the Adviser in connection with the Plan. Stockholders are being asked to approve the new investment advisory agreement with the Adviser approved by the Board (“Proposed Agreement”), which would be effective after the first Change of Control Event that occurs after stockholder approval. This agreement is described below.

As part of Proposal Two, stockholders are also voting to approve any future advisory agreements ("Future Agreements") if there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Stockholder approval will be deemed to apply to Future Agreements only if: (1) no single person or group acting together gains "control" (as defined in the 1940 Act) of AXA Equitable; (2) the Board approves the Future Agreements; and (3) the Future Agreements would not be materially different from the Proposed Agreement that is described in this Proxy Statement. The Future Agreements would be deemed effective upon the closing of the subsequent transaction that constitutes a Change of Control Event.

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Stockholders are asked to vote on approval of Future Agreements as part of the same vote on the Proposed Agreement, which Proposed Agreement has been authorized and approved by the Board and which is described later in this Proxy Statement.  This is because the first Change of Control Event and subsequent Change of Control Events will be incremental related steps that are part of the same Plan that would lead to the full divestiture of Shares by AXA.  Under the circumstances described above, seeking a single stockholder vote for the Proposed Agreement and Future Agreements will allow the Funds to maintain the uninterrupted services of the Adviser without the need for additional stockholder approval and additional proxy statements, which would describe the same or substantially similar facts as this Proxy Statement.

If there is a change from the facts described in this Proxy Statement that is material to stockholders of the Funds in the context of a vote on an advisory agreement, any stockholder approval received at the Meeting would no longer be valid to approve Future Agreements that would otherwise be approved in the event of subsequent Change of Control Events. This judgment will be made by the Adviser in consultation with Fund counsel and reviewed by the Board. If the advisory agreement were to terminate without valid stockholder approval, the Board and the stockholders of each Fund may be asked to approve a new advisory agreement to permit the Adviser to continue to provide services to the Funds.

The Adviser anticipates that the conditions of Section 15(f) will be complied with in connection with offerings of the Shares pursuant to the Plan. Section 15(f) provides, in pertinent part, that affiliated persons of an adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an adviser which results in an assignment of an investment advisory agreement if, for a period of three years after the time of such a transaction, at least 75% of the members of the board of any investment company which it oversees are not "interested persons" (as defined in the 1940 Act) of the new or old investment adviser; and, if, for a two-year period, there is no "unfair burden" imposed on any such investment company as a result of the transaction. The Board currently satisfies the 75% requirement of Section 15(f) and the Adviser has represented to the Board that it will use its best efforts to ensure its and its affiliates' compliance with the unfair burden condition for so long as the requirements of Section 15(f) apply.

Discussion

At the Meeting, stockholders of each Fund will be asked to approve a new investment advisory agreement between the Adviser and the Company with respect to that Fund (the “Proposed Agreement”) to ensure that existing investment advisory services can continue uninterrupted through the implementation of the Plan. A general description of the Proposed Agreement is included below.

As discussed above in the section entitled “Background,” the Plan may result in one or more Change of Control Events, each of which would result in the automatic termination of the advisory agreement for the Funds with the Adviser. Therefore, in addition to the Proposed Agreement, as part of this Proposal Two, stockholders are also voting to approve any future advisory agreement (“Future Agreement”) if, as a result of future Change of Control Events that occur in connection with the Plan, the then-current investment advisory agreement terminates. Stockholder approval will be deemed to apply to Future Agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of AXA Equitable; (2) the Board approves the Future Agreements; and (3) the Future Agreements are not materially different from the Agreements that are described in this Proxy Statement. These Future Agreements would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

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At in-person Board meetings (the “Board Meeting”) held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement and approve for submission to stockholders the Future Agreements for the Funds. The Board approved the Proposed Agreement for the Funds at the Board Meeting, and recommended that stockholders of the Funds vote to approve the Proposed Agreement and the Future Agreements at the Meeting. The factors that the Board considered in approving the Proposed Agreement are set forth below under “Board Consideration of the Proposed Agreement” and in Appendix G to this Proxy Statement. Accordingly, the Board recommended approval of the Proposed Agreement by stockholders of the Funds, as discussed in this Proxy Statement.

The Adviser

The Adviser is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of June 30, 2018 totaling approximately $540 billion (of which approximately $110 billion represented assets of registered investment companies). As of June 30, 2018, the Adviser managed retirement assets for many of the largest public and private employee benefit plans in the United States (including 15 of the nation's FORTUNE 100 companies), for public employee retirement funds across 29 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 29 registered investment companies managed by the Adviser, comprising approximately 112 separate investment portfolios, had as of June 30, 2018 approximately 2.4 million stockholder accounts.

As of June 30, 2018, the direct ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

AXA Equitable Holdings and its subsidiaries	63.3%
AllianceBernstein Holding L.P.	35.9%
Unaffiliated holders	0.8%
100.0%

As of June 30, 2018, AXA Equitable owns approximately 3.8% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding L.P. ("AB Holding") ("AB Holding Units"). AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA Equitable, "GP") is the general partner of both AB Holding and the Adviser. The GP owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in the Adviser.

Including both the general partnership and limited partnership interests in AB Holding and the Adviser, AXA Equitable and its subsidiaries have an approximate 64.7% economic interest in the Adviser as of June 30, 2018.

The names and principal occupations of the Adviser's chief executive officer (also a director) and directors are set forth below. Unless otherwise indicated, the business address of each person listed below is 1345 Avenue of the Americas, New York, NY 10105.

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NAME	PRINCIPAL OCCUPATION
Seth Bernstein	President and Chief Executive Officer of the Adviser and Director of the General Partner of the Adviser.

Robert Zoellick	Chairman of the Board of the General Partner of the Adviser.

Paul Audet	Founding and Managing Member of Symmetrical Ventures, LLC, a venture capital firm specializing in growth capital investments in the technology sector. Director of the General Partner of the Adviser.

Ramon de Oliveira	Director of the General Partner of the Adviser.

Denis Duverne	Director of the General Partner of the Adviser. Chairman of the Board of AXA.

Barbara Fallon-Walsh	Director of the General Partner of the Adviser.

Daniel Kaye	Director of the General Partner of the Adviser.

Shelley Leibowitz	Director of the General Partner of the Adviser. Founder of SL Advisory, which advises senior executives and boards of directors in the areas of technology oversight and cybersecurity best practices.

Anders Malmstrom	Director of the General Partner of the Adviser. Chief Financial Officer of AXA Equitable.

Das Narayandas	Director of the General Partner of the Adviser. Edsel Bryant Ford Professor of Business Administration at Harvard Business School.

Mark Pearson	Director of the General Partner of the Adviser. President and Chief Executive Officer of AXA Equitable.

Description of the Proposed Agreement and Future Agreements

The description of the Proposed Agreement that follows is qualified entirely by reference to the form of Proposed Agreement included in Appendix D to this Proxy Statement. For purposes of this subsection, references to the Proposed Agreement of the Funds include the Future Agreement. The Proposed Agreement is identical in all material respects to the applicable Current Agreement, except that it reflects new effective and termination dates, as the Proposed Agreement would become effective after the first Change of Control Event that occurs after stockholder approval, except that in the case of a Future Agreement, the Agreement would become effective upon a subsequent Change of Control Event. The material terms of the Proposed Agreement are discussed in more detail below.

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Contractual Management Fees

No change in the contractual management fees for the Funds is proposed in connection with Proposal Two. Appendix E includes the fee schedules for each Fund and provides information on the fees paid to the Adviser by each registered investment company with an investment objective similar to the investment objectives of the Funds.

Services

No change to the advisory services provisions of the Current Agreement is proposed in connection with Proposal Two.

The Proposed Agreement provides that the Adviser will, subject to the oversight of the Directors and in accordance with the Fund's prospectus, manage the investment and reinvestment of the assets of the Fund and administer its affairs. In this regard, it is the responsibility of the Adviser to make investment and reinvestment decisions for each Fund and to place the purchase and sale orders for each Fund. The Adviser provides research and advice, continuously supervises the investment portfolio of each Fund and pays the costs of certain clerical and administrative services involved in portfolio management.

Reimbursement of Administrative Expenses

No change to the expense reimbursement provision of the Current Agreement is proposed in connection with Proposal Two.

The Proposed Agreement for the Funds includes a provision for the reimbursement to the Adviser of the costs of certain administrative services, including clerical, accounting, legal and other services, that the Adviser provides to the Funds at the request of the Funds.

Appendix F includes information on the amounts paid by the Funds to the Adviser with respect to the administrative services described above during the most recent fiscal year of each Fund, as applicable.

Other Expenses

No change to the "Other Expense" provision of the Current Agreement is proposed in connection with Proposal Two.

The Proposed Agreement for the Funds provides that each Fund is responsible for the payment of various expenses, including: (a) custody, transfer and dividend disbursing expenses; (b) fees of Directors who are not affiliated persons of the Adviser; (c) legal and auditing expenses; (d) clerical, accounting and other office costs; (e) the cost of certain personnel, who may be employees of the Adviser or its affiliates, that provide clerical, accounting and other services to such Fund; (f) costs of printing prospectuses and stockholder reports; (g) the cost of maintenance of corporate existence; (h) interest charges, taxes, brokerage fees and commissions; (i) costs of stationary and supplies; (j) expenses and fees related to registration and filing with the SEC and with state regulatory authorities; and (k) promotional expenses paid pursuant to any Rule 12b-1 Plan.

Exculpatory Provisions

No change to the exculpatory and limitations of liabilities provisions of the Current Agreement is proposed in connection with Proposal Two.

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The Proposed Agreement provides that the Adviser shall not be liable thereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the Proposed Agreement shall be deemed to protect, or purport to protect, the Adviser against any liability to the particular Fund or to its stockholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties thereunder, or by reason of the Adviser's reckless disregard of its obligations and duties thereunder.

Term and Continuance

No change to the term and continuance provisions of the Current Agreement is proposed in connection with Proposal Two. The Proposed Agreement would differ only to the extent of its effective and termination dates.

If approved by stockholders, the Proposed Agreement will be effective after the first Change of Control Event that occurs after stockholder approval or any subsequent Change of Control Event in the case of a Future Agreement. The Proposed Agreement would continue in effect for one year from its effective date and thereafter from year-to-year provided that its continuance is specifically approved at least annually by a vote of a majority of the Fund’s outstanding voting securities or by the Board, and in either case, by a majority of the Directors who are not parties to the Agreement or “interested persons” of any such party at a meeting called for the purpose of voting on such matter.

Termination

No change to the termination provision of the Current Agreement is proposed in connection with Proposal Two. The Proposed Agreement automatically terminates upon assignment and is terminable with respect to a Fund at any time without penalty by vote of the holders of a majority of the outstanding voting securities of the Fund or by vote of the directors of the Fund, in either case on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.

For more information on when the Current Agreement was last approved by stockholders, see Appendix E.

Board Consideration of the Proposed Agreement

As described above, the Plan contemplates one or more transactions that may result ultimately in one or more indirect Change of Control Events for the Adviser, which in turn would result in the automatic termination of the Current Agreement or the then-current investment advisory agreement. At the Board Meeting, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement. Following review and discussion with the Adviser, the Board, including a majority of the Directors who are not interested persons of the Funds (the “Independent Directors”) as defined in the 1940 Act, approved at the Board Meeting the Proposed Agreement with the Adviser. The Board, including the Independent Directors, also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) at the Board Meeting, to be effective only in the event that stockholder approval of the Proposed Agreement had not been obtained as of the date of a Change of Control Event resulting in the automatic termination of the investment advisory agreement.

The decision by the Board, including a majority of the Independent Directors, to approve the Proposed Agreement and Interim Advisory Agreement and to recommend approval of the Proposed Agreement and the Future Agreements by stockholders of the Funds was based on a determination by the Board that it would be in the best interests of the Funds for the Adviser to continue providing investment advisory and related services for the Funds, without interruption, as consummation of the Plan proceeds.

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The Board was aware that the Plan may not result immediately in a Change of Control Event, but also recognized that the Plan contemplates a series of transactions that could result in one or more Change of Control Events in the future. The Board concluded that approval by stockholders at this time of the Proposed Agreement and the Future Agreements that may become effective for the Funds upon the Change of Control Events in the future will permit the Funds to benefit from the continuation of services by the Adviser and its affiliates throughout the implementation of the Plan without the need for multiple stockholder meetings. The Board also noted that they would have the opportunity to review and further consider any Future Agreement at the time of the Change of Control Event that resulted in a termination of a prior investment advisory agreement.

The Board, including the Independent Directors, recommends approval of the Proposed Agreement for the Funds by stockholders of the Funds.

Prior to their approval of the Proposed Agreement and Interim Advisory Agreement, the Directors had requested information from the Adviser, and had received and evaluated, extensive materials.

The Board reviewed detailed information on the Plan, including the ownership and control structure of the Adviser and its affiliated entities both before and after the series of transactions that are expected to result in a change of control of the Adviser. The Board reviewed information about the potential impact of the transactions contemplated by the Plan on the Adviser and each of the Adviser’s affiliates that provides services to the Funds, including with respect to the following areas: operations; personnel; organizational and governance structure; technology infrastructure; insurance coverage; capitalization; and financial and other resources. The Board considered the Adviser’s statement that it does not anticipate that the Plan will have a material impact on the Adviser or any affiliates of the Adviser with respect to operations, personnel, organizational structure, or capitalization, financial and other resources.

The Board further noted the Adviser's representation that the Adviser anticipates that the conditions of Section 15(f) of the 1940 Act will be complied with in connection with offerings of the Shares pursuant to the Plan, including that it will use its best efforts to ensure its and its affiliates' compliance with the unfair burden condition for so long as the requirements of Section 15(f) apply.

The Board reviewed the Proposed Agreement and Interim Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The Independent Directors also discussed the proposed approvals in private sessions with their counsel.

A further description of the process followed by the Board in approving the Proposed Agreement for the Funds, including information reviewed, certain material factors considered, and certain related conclusions reached, is set forth in Appendix G.

Approval of Proposal Two requires the affirmative vote of the holders of a "majority of the outstanding voting securities," of each Fund, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Fund present or represented by proxy if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund ("1940 Act Majority Vote").

The Board, including the Independent Directors, unanimously recommends that the stockholders of the Funds vote FOR Proposal Two.

18

PROXY VOTING AND STOCKHOLDER MEETINGS

All properly executed and timely received proxies will be exercised at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked on the proxies, the votes entitled to be cast by the stockholder will be cast (i) "FOR" the election of each of the nominees as a Director (Proposal One) and (ii) "FOR" the approval of the investment advisory agreements (Proposal Two). If no specification is made on a properly executed and timely received proxy, it will be voted for the matters specified on the Proxy Card.

Those stockholders who hold shares directly and not through a broker or nominee (that is, a stockholder of record) may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as by telephoning toll free (855) 643-7455 or by authorizing a proxy through the Internet at www.proxyvote.com and following the directions on the proxy card. Owners of shares held through a broker or nominee (who is the stockholder of record for those shares) should follow directions provided to the stockholder by the broker or nominee to submit voting instructions. Instructions to be followed by a stockholder of record to authorize a proxy via telephone or through the Internet, including use of the Control Number on the stockholder's Proxy Card, are designed to verify stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholder instructions have been recorded properly. Stockholders who authorize proxies by telephone or through the Internet should not also return a Proxy Card. A stockholder of record may revoke the stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Company at 1345 Avenue of the Americas, New York, New York 10105, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or by telephone or through the Internet, as indicated above), or by personally attending and voting at the Meeting. Attendance alone is not sufficient to revoke a previously authorized proxy.

Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).

The approval of Proposal One for the Company requires the affirmative vote of a plurality of the votes cast, assuming the presence of a quorum. Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the nominees are running unopposed, the nominees are expected to be elected as Directors, as all nominees who receive votes in favor will be elected. Abstentions and broker non-votes, if any, not being votes cast, will have no effect on the outcome of Proposal One.

The approval of Proposal Two for a Fund requires the affirmative vote of the holders of a majority of that Fund's outstanding voting securities as defined in the 1940 Act, which means the lesser of (a) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. For Proposal Two, the stockholders of each Fund vote separately.

With respect to Proposal Two, an abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the proposal. If any matter other than the proposals properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies.

19

A quorum for the Meeting will consist of the presence in person or by proxy of the holders of one-third of the shares entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or, even if a quorum is so present, if sufficient votes in favor of the position recommended by the Board on any Proposal for a Fund described in the Proxy Statement are not timely received, the Chairman of the Board of that Fund may authorize, or the persons named as proxies may propose and vote for one or more adjournments of the Meeting for that Fund up to 120 days after the Record Date to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the Proposals in the Proxy Statement and a stockholder vote may be taken on any one or more of the Proposals for a Fund prior to any adjournment if sufficient votes have been received for approval thereof. If a proposal to adjourn is submitted to stockholders, shares represented by proxies indicating a vote contrary to the position recommended by the Board on a Proposal will be voted against adjournment as to that Proposal.

Stockholders of each Fund will vote separately on the new investment advisory agreement for their Fund and on any other matter that may properly come before the meeting for that Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on the new investment advisory agreement or any other matter by the stockholders of another Fund.

Each Fund has engaged Broadridge Financial Solutions, Inc. (“Broadridge”), 1155 Long Island Ave., Edgewood, NY 11717, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies for the Meeting. Broadridge will receive a total fee of approximately $425,000 for its proxy solicitation services, plus the costs of printing and reimbursement for certain other costs and out-of-pocket expenses incurred in connection with its services, all of which will be borne by the Adviser. Broadridge may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet.

Other Information

Information As To The Investment Adviser,
Administrator, And Distributor Of The Funds

Each Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. As noted above, AllianceBernstein L.P. also performs administrative services for the Funds and is reimbursed by the Funds for the costs of such services. State Street Bank and Trust Company, which serves as custodian and accounting agent for the Funds, also provides administrative services to certain of the Funds. Each Fund's distributor is AllianceBernstein Investments, Inc. ("ABI"), 1345 Avenue of the Americas, New York, New York 10105. See Appendix H for the fees paid by each Fund to certain affiliates of the Adviser over the Fund's most recently completed fiscal year and any commissions paid to affiliated broker-dealers over that same period. See Appendix F for the costs reimbursed by the Funds to the Adviser for certain administrative services over the most recently completed fiscal year for each Fund.

Other Matters

Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

20

STOCK OWNERSHIP

Information regarding person(s) who owned of record or were known by a Fund to beneficially own 5% or more of the Fund's shares (or class of shares, if applicable) on July 13, 2018 is provided in Appendix I.

Submission Of Proposals

For Next Meeting Of Stockholders

The Funds do not hold stockholder meetings annually. For Funds that do not hold annual meetings of stockholders, the anticipated date of the next stockholder meeting of the Fund cannot be provided.

Any stockholder who wishes to submit a proposal to be included in the Fund's proxy statement and form of proxy card for a Fund's next meeting of stockholders should send the proposal to the Fund so as to be received within a reasonable time before a Fund begins to print and mail its proxy materials relating to such meeting.

Reports To Stockholders

Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at (800) 221-5672 or contact Carol Rappa at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

By Order of the Board of Directors,

Emilie Wrapp
Secretary

August 20, 2018

New York, New York

21

APPENDIX A – SHARES OUTSTANDING AS OF THE RECORD DATE

The following table sets forth the outstanding shares of each Fund as of the Record Date. Each full share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

Fund (Place of Organization)	Class A	Class B	Outstanding Shares

AB Variable Products Series Fund, Inc. (MD)
AB Balanced Wealth Strategy Portfolio	2,545,712.45	23,374,105.59	25,919,818.04
AB Dynamic Asset Allocation Portfolio	29,480.46	46,479,649.19	46,509,129.66
AB Global Thematic Growth Portfolio	1,292,076.45	3,348,891.80	4,640,968.25
AB Growth Portfolio	998,610.53	1,231,592.44	2,230,202.96
AB Growth and Income Portfolio	4,991,675.37	29,298,254.33	34,289,929.70
AB Intermediate Bond Portfolio	3,464,096.16	1,336,554.15	4,800,650.31
AB International Growth Portfolio	1,187,901.07	1,563,277.41	2,751,178.48
AB International Value Portfolio	4,653,995.30	25,568,417.05	30,222,412.35
AB Large Cap Growth Portfolio	3,839,620.04	4,546,107.37	8,385,727.41
AB Real Estate Investment Portfolio	3,554,572.52	2,125,339.69	5,679,912.22
AB Small Cap Growth Portfolio	1,414,621.63	2,627,296.78	4,041,918.40
AB Small/Mid Cap Value Portfolio	11,145,849.08	22,552,808.51	33,698,657.59
AB Value Portfolio	68,351.58	3,774,551.16	3,842,902.74
AB Global Risk Allocation—Moderate Portfolio	1,100.00	9,402,963.74	9,404,063.74

A-1

APPENDIX B – ADDITIONAL INFORMATION ON PROPOSAL ONE

Additional information on Proposal One, including information on the principal officers of the Company, nominee ownership of Fund shares and Board compensation, is presented below.

Principal Officers of the Company

Certain information concerning the officers of the Company is set forth below. The officers of the Company are elected annually by the Board of Directors until his or her successor is duly elected and qualifies.

Name, Address* and Age	Position(s) Held with Fund (Month and Year First Elected)	Principal Occupation During the Past Five Years
Robert M. Keith, 58	President and Chief Executive Officer, AB Funds (09/08)	Senior Vice President of the Adviser** and the head of AllianceBernstein Investments, Inc. ("ABI")** since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser's institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser's institutional investment management business, with which he had been associated since prior to 2004.
Emilie D. Wrapp, 62	Secretary, (10/05)	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.
Joseph J. Mantineo, 59	Treasurer and Chief Financial Officer, (8/06)	Senior Vice President of AllianceBernstein Investor Services, Inc. ("ABIS")**, with which he has been associated since prior to 2013.
Vincent S. Noto, 53	Chief Compliance Officer (12/13)	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.
Phyllis J. Clarke, 57	Controller, (11/08)	Vice President of ABIS**, with which she has been associated since prior to 2013.

____________________

*	The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.
**	The Adviser, ABI and ABIS are affiliates of the Funds.

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Additional Information on the Directors

As of July 13, 2018, no nominee for Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Adviser or a Fund's distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) the Adviser or the Fund's distributor.

Ownership in the Funds

The dollar range of the Funds' securities owned by each Director or Director nominee and the aggregate dollar range of securities owned in the Fund Complex as of July 13, 2018 are set forth below.

	Independent Directors							Interested Director
Fund	Michael J. Downey	William H. Foulk, Jr.	Nancy P. Jacklin	Carol C. McMullen	Garry L. Moody	Marshall C. Turner, Jr.	Earl D. Weiner	Robert M. Keith

AB Variable Products Series Fund, Inc.
-Each Fund	None	None	None	None	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None

Compensation From the Funds

None of the Funds pays any fees to, or reimburses expenses of, any Director during a time when the Director is considered an "interested person" of the Fund. The aggregate compensation paid by a Fund to the Directors and Director nominees during each Fund's respective fiscal year ended 2017, the aggregate compensation paid to the Directors during calendar year 2017 by all of the investment companies in the Fund Complex, and the total number of investment companies in the Fund Complex as to which the Directors are a director or trustee and the number of investment portfolios as to which the Directors are directors or trustees, are set forth below. Neither the Funds nor any other investment company in the Fund Complex provides compensation in the form of pension or retirement benefits to any of its Directors or pays compensation to officers of the Fund.

	Independent Directors							Interested Director
Fund	Michael J. Downey	William H. Foulk, Jr.	Nancy P. Jacklin	Carol C. McMullen	Garry L. Moody	Marshall C. Turner, Jr.	Earl D. Weiner	Robert M. Keith

AB Variable Products Series Fund, Inc.
-Each Fund	$2,877	$2,877	$3,079	$2,877	$3,281	$4,844	$2,877	$0
Compensation from the Fund Complex, including the Funds, during 2017*	$285,000	$285,000	$305,000	$285,000	$325,000	$480,000	$285,000	$0

______________________

*Represents compensation from 26 investment companies (94 investment portfolios) within the Fund Complex, including the Funds, as to which the Director is a Director or Trustee.

B-2

APPENDIX C – INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Certain information regarding the independent registered public accounting firm for the Funds whose stockholders are to vote on Proposal One regarding the election of Fund Directors is provided below.

Independent Auditors for the Funds

The Board of each Fund has selected Ernst & Young LLP to serve as the Fund's independent registered public accounting firm. Ernst & Young LLP has audited the accounts of each Fund for its last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of Ernst & Young LLP are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Independent Auditor's Fees

The following table sets forth the aggregate fees billed by each Fund's independent registered public accounting firm identified above, for each Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation. The following table also shows aggregate non-audit services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund.

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees) ($)
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
AB Variable Products Series Fund, Inc.
AB Balanced Wealth Strategy Portfolio	72,197	72,197	45	–	20,394	32,868	743,554	439,318	20,439 (45) (20,394)	32,868 – (32,868)
AB Dynamic Asset Allocation Portfolio	85,147	85,147	93	–	24,471	24,683	747,679	431,133	24,564 (93) (24,471)	24,683 – (24,683)
AB Global Thematic Growth Portfolio	41,926	41,926	22	–	10,459	21,746	733,596	428,196	10,481 (22) (10,459)	21,746 – (21,746)
AB Growth Portfolio	31,404	31,404	–	–	8,888	9,796	732,003	416,246	8,888 – (8,888)	9,796 – (9,796)
AB Growth and Income Portfolio	31,404	31,404	246	–	13,642	10,520	737,003	416,970	13,888 (246) (13,642)	10,520 – (10,520)
AB Intermediate Bond Portfolio	67,988	67,988	–	–	10,055	10,871	733,170	417,321	10,055 – (10,055)	10,871 – (10,871)

C-1

Fund	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates ($)		Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees) ($)
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
AB International Growth Portfolio	41,926	41,926	5	–	13,972	29,222	737,092	435,672	13,977 (5) (13,972)	29,222 – (29,222)
AB International Value Portfolio	41,926	41,926	70	–	13,396	28,088	736,581	434,538	13,466 (70) (13,396)	28,088 – (28,088)
AB Large Cap Growth Portfolio	31,404	31,404	70	–	8,950	8,723	732,135	415,173	9,020 (70) (8,950)	8,723 – (8,723)
AB Real Estate Investment Portfolio	35,613	35,613	–	–	17,016	18,325	740,131	424,775	17,016 – (17,016)	18,325 – (18,325)
AB Small Cap Growth Portfolio	31,404	31,404	–	–	8,906	8,669	732,021	415,119	8,906 – (8,906)	8,669 – (8,669)
AB Small/Mid Cap Value Portfolio	35,613	35,613	108	–	13,357	16,559	736,580	423,009	13,465 (108) (13,357)	16,559 – (16,559)
AB Value Portfolio	31,404	31,404	10	–	9,902	9,735	733,027	416,185	9,912 (10) (9,902)	9,735 – (9,735)
AB Global Risk Allocation—Moderate Portfolio	36,029	36,029	19	–	10,187	8,573	732,474	414,286	10,206 (19) (10,187)	8,573 – (8,573)

The applicable Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. Each Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees are for services pre-approved by the applicable Fund's Audit Committee.

Each Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

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APPENDIX D – FORM OF PROPOSED AGREEMENT

The form of Proposed Agreement discussed in this Proxy Statement appears below.

FORM OF INVESTMENT ADVISORY CONTRACT

1345 Avenue of the Americas

New York, New York 10105

[___________ __,] 201_

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

Dear Sirs:

We herewith confirm our agreement with you as follows:

1. We are an open-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). We are currently authorized to issue [__] portfolios of shares and our Directors are authorized to reclassify and issue any unissued shares to any number of additional classes or series (Portfolios) each having its own investment objective, policies and restrictions, all as more fully described in the Prospectuses and the Statements of Additional Information constituting parts of the Registration Statement filed on our behalf under the Securities Act of 1933 and the Act. We are engaged in the business of investing and reinvesting our assets in securities of the type and in accordance with the limitations specified in our Articles of Incorporation, By-Laws, Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Act, and any representations made in our Prospectuses and Statements of Additional Information, all in such manner and to such extent as may from time to time be authorized by our Directors. We enclose copies of the documents listed above and will from time to time furnish you with any amendments thereof.

2.        (a) We hereby employ you to manage the investment and reinvestment of the assets in each of our Portfolios as above specified, and, without limiting the generality of the foregoing, to provide management and other services specified below.

(b) You will make decisions with respect to all purchases and sales of securities in each of our Portfolios. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in securities in each of our Portfolios you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as we might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

D-1

(c)        You will report to our Directors at each meeting thereof all changes in each Portfolio since the prior report, and will also keep us in touch with important developments affecting any Portfolio and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in our Portfolios, the industries in which they engage, or the conditions prevailing in the economy generally. You will also furnish us with such statistical and analytical information with respect to securities in each of our Portfolios as you may believe appropriate or as we reasonably may request. In making such purchases and sales of securities in any of our Portfolios, you will bear in mind the policies set from time to time by our Directors as well as the limitations imposed by our Articles of Incorporation and in our Registration Statement under the Securities Act of 1933 and the Act, the limitations in the Act and of the Internal Revenue Code in respect of regulated investment companies and the investment objective, policies and restrictions for each of our Portfolios.

(d)        It is understood that you will from time to time employ or associate with yourselves such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder, the cost of performance of such duties to be borne and paid by you. No obligation may be incurred on our behalf in any such respect. During the continuance of this agreement and at our request you will provide to us persons satisfactory to our Directors to serve as our officers. You or your affiliates will also provide persons, who may be our officers, to render such clerical, accounting and other services to us as we may from time to time request of you. Such personnel may be employees of you or your affiliates. We will pay to you or your affiliates the cost of such personnel for rendering such services to us at such rates as shall from time to time be agreed upon between us, provided that all time devoted to the investment or reinvestment of securities in each of our Portfolios shall be for your account. Nothing contained herein shall be construed to restrict our right to hire our own employees or to contract for services to be performed by third parties. Furthermore, you or your affiliates (other than us) shall furnish us without charge with such management supervision and assistance and such office facilities as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You or your affiliates (other than us) shall also be responsible for the payment of any expenses incurred in promoting the sale of our shares (other than the portion of the promotional expenses to be borne by us in accordance with an effective plan pursuant to Rule 12b-1 under the Act and the costs of printing our prospectuses and other reports to shareholders and fees related to registration with the Securities and Exchange Commission and with state regulatory authorities).

3.        It is further agreed that you shall be responsible for the portion of the net expenses of each of our Portfolios (except interest, taxes, brokerage, fees paid in accordance with an effective plan pursuant to Rule 12b-1 under the Act, expenditures which are capitalized in accordance with generally acceptable accounting principles and extraordinary expenses, all to the extent permitted by applicable state law and regulation) incurred by us during each of our fiscal years or portion thereof that this agreement is in effect between us which, as to a Portfolio, in any such year exceeds the limits applicable to such Portfolio under the laws or regulations of any state in which our shares are qualified for sale (reduced pro rata for any portion of less than a year). We hereby confirm that, subject to the foregoing, we shall be responsible and hereby assume the obligation for payment of all our other expenses including: (a) payment of the fees payable to you under paragraph (5) hereof; (b) custody, transfer, and dividend disbursing expenses; (c) fees of directors who are not your affiliated persons; (d) legal and auditing expenses; (e) clerical, accounting and other office costs; (f) the cost of personnel providing services to us, as provided in subparagraph (d) of paragraph 2 above; (g) costs of printing our prospectuses and shareholder reports; (h) cost of maintenance of corporate existence; (i) interest charges, taxes, brokerage fees and commissions; (j) costs of stationery and supplies; (k) expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities; and (l) such promotional expenses as may be contemplated by an effective plan pursuant to Rule 12b-1 under the Act provided, however, that our payment of such promotional expenses shall be in the amounts, and in accordance with the procedures, set forth in such plan.

D-2

4.        We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

5.        In consideration of the foregoing, we will pay you [monthly on the last day of each month] with respect to the [____________] Portfolio a fee of [__________]; provided, however, that your compensation for the period from the date hereof through the last day of the month in which the effective date hereof occurs shall be prorated according to the proportion which such period bears to such full month, and provided further that upon any termination of this agreement before the end of any month, such compensation for the period from the end of the last month ending prior to such termination to the date of termination shall be prorated according to the proportion which such period bears to such full month and shall be payable upon the date of termination.

6.        This agreement (i) shall become effective on [_______ __], 201_ and shall remain in effect until [________ __], 201_ in the case of the [__________] Portfolio, and (ii) shall continue in effect thereafter with respect to each Portfolio so long as its continuance is specifically approved at least annually by our Directors or by majority vote of the holders of our outstanding voting securities (as so defined) of such Portfolio, and, in either case, by a majority of our Directors who are not parties to this agreement or interested persons, as defined in the Act, of any such party (other than as Directors of the Fund) provided further, however, that if the continuation of this agreement is not approved as to a Portfolio, you may continue to render to such Portfolio the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This agreement may be terminated with respect to any Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as so defined) of such Portfolio, or by a vote of a majority of our Directors on 60 days' written notice to you, or by you with respect to any Portfolio on 60 days' written notice to us.

7.       This agreement may not be transferred, assigned, sold or in any matter hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and any interpretation thereof contained in rules or regulations promulgated by the Securities and Exchange Commission thereunder.

8. (a) Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees, or any of the directors of AllianceBernstein Corporation, your general partner, who may also be a director of ours, or persons otherwise affiliated with us (within the meaning of the Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

      (b)        You will notify us of any change in the general partners of your partnership within a reasonable time after such change.

D-3

9.       If you cease to act as our investment adviser, or in any event, if you so request in writing, we agree to take all necessary action to change the name of our corporation to a name not including the word "Alliance". You may from time to time make available without charge to us for our use such marks or symbols owned by you, including marks or symbols containing the name "Alliance" or any variation thereof, as you may consider appropriate. Any such marks or symbols so made available will remain your property and will have the right, upon notice in writing, to require us to cease the use of such mark or symbol at any time.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours, [Fund Name]
By:
Name:
Title:

Agreed to and accepted [_________ __], 2018.

AllianceBernstein L.P.

By:

Name:

Title:

D-4

APPENDIX E – INFORMATION REGARDING CURRENT AGREEMENT

The Adviser currently serves as investment adviser to the Fund pursuant to the current investment advisory agreement. The table below sets forth the date of each Fund's current investment advisory agreement, the date it was last submitted to a vote of stockholders (in order to approve the agreement), the annual rate of the advisory fee, the annual rate at which advisory fees were paid by each Fund to the Adviser for the most recently ended fiscal year, the aggregate amount of advisory fees paid by each Fund to the Adviser for the Fund's most recently ended fiscal year and each Fund's net assets as of the most recently ended fiscal year. The table also reflects information regarding the fee rate paid to the Adviser and the net assets of each registered investment company with an investment objective similar to the investment objectives of the Funds.

Growth of Capital

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AVP AB Global Thematic Growth Portfolio	May 1, 1997, as amended	February 1, 1996	.75 of 1% of the first $2.5 billion of aggregate net assets; .65 of 1% of the excess over $2.5 billion up to $5 billion of aggregate net assets; .60 of 1% of the excess over $5 billion of aggregate net assets	0.75%	974,543	146,451,809	N
AB Sustainable Global Thematic Fund, Inc.	July 22, 1992, as amended	June 11, 1992	a quarterly fee of ¼ of .75 of 1% of the first $2.5 billion of aggregate net assets; a quarterly fee of ¼ of .65 of 1% of the excess over $2.5 billion up to $5 billion of aggregate net assets; a quarterly fee of ¼ of .60 of 1% of the excess over $5 billion of aggregate net assets	0.77%	5,244,165	802,619,983	N
AVP AB Growth Portfolio	May 1, 1997, as amended	October 24, 1994	.75 of 1% of the first $2.5 billion of average net assets; .65 of 1% of the excess over $2.5 billion up to $5 billion of average net assets; .60 of 1% of the excess over $5 billion of average net assets	0.75%	505,249	70,176,290	N
AB Growth Fund	January 6, 2011	April 8, 1993	See rate schedule for AVP AB Global Thematic Growth Portfolio above.	0.75%	5,321,901	766,082,393	N
AVP AB International Growth Portfolio	September 7, 2004	October 24, 1994	See rate schedule for AVP AB Global Thematic Growth Portfolio above.	0.75%	501,404	71,324,887	N
AB Sustainable International Thematic Fund, Inc.	April 22, 1994, as amended	April 19, 1994	See rate schedule for AVP AB Global Thematic Growth Portfolio above.	0.75%	2,277,806	307,461,777	Y
AVP AB International Value Portfolio	May 1, 2001, as amended	May 1, 2001	See rate schedule for AVP AB Growth Portfolio above.	0.75%	3,734,261	485,898,894	Y
AB International Value Fund	January 31, 2001, as amended	February 16, 2001	See rate schedule for AVP AB Global Thematic Growth Portfolio above.	0.75%	2,053,477	282,439,357	N

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AVP AB Small Cap Growth Portfolio	May 1, 1997	July 22, 1996	See rate schedule for AVP AB Global Thematic Growth Portfolio above.	0.75%	309,993	49,434,774	N
AB Small Cap Growth Portfolio	July 22, 1992, as amended	June 11, 1992	See rate schedule for AVP AB Global Thematic Growth Portfolio above.	0.75%	8,509,709	1,294,889,776	N
AVP AB Small/Mid Cap Value Portfolio	May 1, 2001	May 1, 2001	See rate schedule for AVP AB Global Thematic Growth Portfolio above.	0.75%	5,108,548	703,153,125	Y
AVP AB Large Cap Growth Portfolio	July 22, 1992, as amended	June 11, 1992	.60 of 1% of the first $2.5 billion of aggregate net assets; .50 of 1% of the excess over $2.5 billion up to $5 billion of aggregate net assets; .45 of 1% of the excess over $5 billion of aggregate net assets	0.61%	2,646,057	429,326,461	N
AB Large Cap Growth Fund, Inc.	September 17, 1992, as amended	August 6, 1992	See rate schedule for AVP AB Large Cap Growth Portfolio above.	0.63%	25,705,309	5,011,829,619	Y
AVP AB Growth and Income Portfolio	July 22, 1992	June 11, 1992	.55 of 1% of the first $2.5 billion of aggregate net assets; .45 of 1% of the excess over $2.5 billion up to $5 billion of aggregate net assets; .40 of 1% of the excess over $5 billion of aggregate net assets	0.55%	5,804,123	1,066,114,145	N
AB Relative Value Fund, Inc.	July 22, 1992, as amended	July 22, 1992	See rate schedule for AVP AB Growth and Income Portfolio above.	0.47%	7,943,549	1,753,655,959	Y
AVP AB Value Portfolio	May 1, 2001	May 1, 2001	See rate schedule for AVP AB Growth and Income Portfolio above.	0.55%	416,715	73,312,648	Y
AB Value Fund	January 31, 2001, as amended	February 16, 2001	See rate schedule for AVP AB Growth and Income Portfolio above.	0.55%	2,251,420	420,029,839	N

Total Return

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AVP AB Balanced Wealth Strategy Portfolio	May 1, 2004	May 1, 2004	.55 of 1% of the first $2.5 billion of average daily net assets; .45 of 1% of the excess over $2.5 billion up to $5 billion of average daily net assets; .40 of 1% of the excess over $5 billion of average daily net assets	0.55%	1,672,136	303,398,012	Y
AB All Market Total Return Portfolio	January 6, 2011	April 8, 1993	See rate schedule for AVP AB Balanced Wealth Strategy Portfolio above.	0.55%	5,373,056	921,644,473	Y
AVP AB Dynamic Asset Allocation Portfolio	April 1, 2011	April 1, 2011	.70 of 1% of average net assets	0.70%	4,086,774	605,031,144	Y
AVP AB Intermediate Bond Portfolio	July 22, 1992, as amended	December 7, 1993	.45 of 1% of the first $2.5 billion of aggregate net assets; .40 of 1% of the excess over $2.5 billion up to $5 billion of aggregate net assets; .35 of 1% of the excess over $5 billion up to $8 billion of aggregate net assets; .30% of 1% in excess of $8 billion of aggregate net assets	0.45%	250,190	52,958,282	N
AB Intermediate Bond Portfolio	July 1, 1999	January 11, 1992	See rate schedule for AVP AB Intermediate Bond Portfolio above.	0.22%	778,989	360,118,751	Y
AVP AB Real Estate Investment Portfolio	May 1, 1997	December 1, 1996	.55 of 1% of the first $2.5 billion of average net assets; .45 of 1% of the excess over $2.5 billion up to $5 billion of average net assets; .40 of 1% of the excess over $5 billion of average net assets	0.55%	285,906	51,804,621	N
AB Global Real Estate Investment Fund, Inc.	August 27, 1996, as amended	August 27, 1996	See rate schedule for AVP AB Real Estate Investment Portfolio above.	0.55%	820,069	148,691,831	N
AVP AB Global Risk Allocation—Moderate Portfolio	April 28, 2015	February 11, 2015	.60 of 1% of average net assets	0.43%	381,182	98,513,986	Y
AB Global Risk Allocation Fund, Inc.	July 22, 1992, as amended	June 11, 1992	.60% of the first $200 million of average daily net assets; .50% of the next $200 million of average daily net assets; .40% of the excess over $400 million of average daily net assets	0.57%	1,634,353	281,807,062	N

APPENDIX F – REIMBURSEMENT OF ADMINISTRATIVE EXPENSES TO THE ADVISER

The following table sets forth the costs reimbursed by the Funds to the Adviser for certain administrative services, including clerical, accounting, legal and other services, and associated overhead costs, for the respective fiscal year ends.

Fund	Fiscal Year Ended	Amount Reimbursed for Administrative Services ($)	Amount Waived by the Adviser ($)
AB Variable Products Series Fund, Inc.
AB Balanced Wealth Strategy Portfolio	12/31/2017	53,887	0
AB Dynamic Asset Allocation Portfolio	12/31/2017	54,520	0
AB Global Thematic Growth Portfolio	12/31/2017	53,585	0
AB Growth Portfolio	12/31/2017	52,814	0
AB Growth and Income Portfolio	12/31/2017	52,835	0
AB Intermediate Bond Portfolio	12/31/2017	53,914	0
AB International Growth Portfolio	12/31/2017	53,558	0
AB International Value Portfolio	12/31/2017	53,558	0
AB Large Cap Growth Portfolio	12/31/2017	53,914	0
AB Real Estate Investment Portfolio	12/31/2017	53,585	0
AB Small Cap Growth Portfolio	12/31/2017	52,817	0
AB Small/Mid Cap Value Portfolio	12/31/2017	53,585	0
AB Value Portfolio	12/31/2017	52,817	0
AB Global Risk Allocation—Moderate Portfolio	12/31/2017	54,688	0

F-1

APPENDIX G – BOARD CONSIDERATION OF THE PROPOSED AGREEMENT

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience, the Adviser's initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreement, including the management fees, were fair and reasonable in light of the services performed under the Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance.  On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the "15(c) provider") concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund's contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser's fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser's Form ADV and in a report from the Funds' Senior Analyst and noted the differences between a Fund's fee schedule, on the one hand, and the Adviser's institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund's management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser's expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser's services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund's adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund's operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

APPENDIX H – FEES PAID TO AFFILIATES OF THE ADVISER

The following table sets forth the fees paid to ABI (the "Distributor") and AllianceBernstein Investor Services, Inc. (the "Transfer Agent") as well as any affiliated brokerage commissions paid for the respective fiscal year ends.

Fund	Fiscal Year Ended	Fees Paid to the Distributor ($)	Fees Paid to the Transfer Agent ($)	Affiliated Brokerage Commissions Paid ($)	Percentage of Aggregate Brokerage Commissions Paid to Affiliated Brokers
AB Variable Products Series Fund, Inc.
AB Balanced Wealth Strategy Portfolio	12/31/2017	683,763	1,163	0	0.00%
AB Dynamic Asset Allocation Portfolio	12/31/2017	1,458,757	1,163	0	0.00%
AB Global Thematic Growth Portfolio	12/31/2017	240,025	1,163	0	0.00%
AB Growth Portfolio	12/31/2017	100,162	1,163	0	0.00%
AB Growth and Income Portfolio	12/31/2017	2,253,731	1,163	0	0.00%
AB Intermediate Bond Portfolio	12/31/2017	39,026	1,163	0	0.00%
AB International Growth Portfolio	12/31/2017	95,168	1,163	0	0.00%
AB International Value Portfolio	12/31/2017	1,118,458	1,163	0	0.00%
AB Large Cap Growth Portfolio	12/31/2017	575,226	1,163	0	0.00%
AB Real Estate Investment Portfolio	12/31/2017	45,908	1,163	0	0.00%
AB Small Cap Growth Portfolio	12/31/2017	43,483	1,163	12	0.05%
AB Small/Mid Cap Value Portfolio	12/31/2017	1,143,259	1,163	0	0.00%
AB Value Portfolio	12/31/2017	186,256	1,163	0	0.00%
AB Global Risk Allocation—Moderate Portfolio	12/31/2017	223,929	1,163	0	0.00%

H-1

APPENDIX I – STOCK OWNERSHIP

Table 1

To the knowledge of each Fund, as of July 13, 2018, the persons below owned of record or beneficially 5% or more of the noted class of outstanding shares of the Fund.

Fund	Class	Name	Location	Number of Shares of Class	% of Class

AVP AB Balanced Wealth Strategy Portfolio	A	American General Life Insurance Company of Delaware	Houston, TX	2,099,590	89.84%
	A	The United States Life Insurance Company in the City of New York	Houston, TX	129,884	5.56%
	B	Delaware Life Insurance Company	Waltham, MA	3,791,670	17.64%
	B	GE Life and Annuity Assurance Company	Richmond, VA	1,308,291	6.09%
	B	SunAmerica Annuity and Life Assurance Company	Houston, TX	1,605,769	7.47%
	B	Talcott Resolution Life and Annuity Insurance Company	Hartford, CT	2,744,790	12.77%
	B	Talcott Resolution Life Insurance Company	Hartford, CT	1,284,174	5.97%
	B	Transamerica Life Insurance Co.	Cedar Rapids, IA	8,224,458	38.25%

AVP AB Dynamic Asset Allocation Portfolio	A	Nationwide Life Insurance Co.	Columbus, OH	4,148	14.38%
	A	Nationwide Life Insurance Co.	Columbus, OH	2,003	6.94%
	A	Nationwide Life Insurance Co.	Columbus, OH	11,114	38.52%
	A	Nationwide Life & Annuity Insurance Co.	Columbus, OH	11,576	40.12%
	B	Delaware Life Insurance Company	Waltham, MA	6,635,197	14.47%
	B	Minnesota Mutual Life	Saint Paul, MN	13,280,326	28.96%
	B	Ohio National Life Insurance Co.	Cincinnati, OH	22,028,445	48.04%

AVP AB Global Thematic Growth Portfolio	A	American General Life Insurance Company of Delaware	Houston, TX	275,677	21.02%
	A	Lincoln Life Variable Annuity	Fort Wayne, IN	505,100	38.52%
	A	Transamerica Advisors Life Insurance Company	Cedar Rapids, IA	245,935	18.76%
	A	Transamerica Financial Life Insurance Company	Cedar Rapids, IA	74,198	5.66%
	B	IDS Life Insurance Co.	Minneapolis, MN	265,007	7.76%
	B	Lincoln Life Variable Annuity	Fort Wayne, IN	1,974,011	57.79%

AVP AB Growth Portfolio	A	American General Life Insurance Company of Delaware	Houston, TX	427,856	48.30%
	A	American General Life Insurance Company of Delaware	Houston, TX	53,091	5.99%
	A	Great-West Life & Annuity Insurance Company	Greenwood Village, CO	102,956	11.62%

Fund	Class	Name	Location	Number of Shares of Class	% of Class

	A	Great-West Life & Annuity	Greenwood Village, CO	84,759	9.57%
	A	Great-West Life & Annuity	Greenwood Village, CO	49,553	5.59%
	A	The United States Life Insurance Company in the City of New York	Houston, TX	75,658	8.54%
	B	Allstate Life Insurance Company	Northbrook, IL	404,129	37.00%
	B	American General Life Insurance Company of Delaware	Houston, TX	302,456	27.69%
	B	Lincoln Life and Annuity Company of New York	Fort Wayne, IN	59,597	5.46%
	B	SunAmerica Annuity and Life Assurance Company	Houston, TX	186,293	17.06%

AVP AB Growth and Income Portfolio	A	American General Life Insurance Company of Delaware	Houston, TX	1,030,759	23.33%
	A	Jefferson National Life Insurance Company	Louisville, KY	362,918	8.21%
	A	Lincoln Life Variable Annuity	Fort Wayne, IN	915,377	20.72%
	A	Nationwide Life Insurance Company	Columbus, OH	689,900	15.62%
	B	GE Life and Annuity Assurance Company	Richmond, VA	1,437,806	5.49%
	B	Guardian Insurance & Annuity Co., Inc.	Bethlehem, PA	4,475,946	17.09%
	B	Guardian Insurance & Annuity Co., Inc.	Bethlehem, PA	2,286,773	8.73%
	B	IDS Life Insurance Corp.	Minneapolis, MN	4,337,681	16.57%
	B	Transamerica Life Insurance Company	Cedar Rapids, IA	7,183,974	27.44%

AVP AB Intermediate Bond Portfolio	A	American General Life Insurance Company of Delaware	Houston, TX	2,717,322	79.59%
	A	The United States Life Insurance Company in the City of New York	Houston, TX	286,399	8.39%
	B	Allmerica Financial Life Insurance & Annuity Company	Topeka, KS	113,812	8.63%
	B	SunAmerica Annuity and Life Assurance Company	Houston, TX	919,163	69.71%
	B	Talcott Resolution Life Insurance Company	Hartford, CT	148,634	11.27%

AVP AB International Growth Portfolio	A	American General Life Insurance Company of Delaware	Houston, TX	574,943	48.26%
	A	Great-West Life & Annuity FBO Variable Annuity 1 Oncesource	Greenwood Village, CO	288,945	24.25%
	A	Great-West Life & Annuity FBO Variable Annuity 1 Select	Greenwood Village, CO	91,296	7.66%
	B	AXA Equitable Life Separate Account	New York, NY	395,762	25.31%
	B	Delaware Life Insurance Company	Waltham, MA	323,785	20.71%

Fund	Class	Name	Location	Number of Shares of Class	% of Class

	B	Hartford Life & Annuity	Hartford, CT	141,409	9.04%
	B	SunAmerica Annuity and Life Assurance Company	Houston, TX	179,010	11.45%
	B	Talcott Resolution Life and Annuity Insurance Company	Hartford, CT	242,881	15.53%
	B	Talcott Resolution Life Insurance Company	Hartford, CT	101,482	6.49%

AVP AB International Value Portfolio	A	American General Life Insurance Company of Delaware	Houston, TX	314,414	6.75%
	A	AUL American Individual Variable	Indianapolis, IN	1,189,030	25.53%
	A	Lincoln Life Variable Annuity	Fort Wayne, IN	1,011,773	21.72%
	A	Nationwide Life Insurance Company	Columbus, OH	382,184	8.21%
	A	Nationwide Life Insurance Company	Columbus, OH	405,573	8.71%
	B	Delaware Life Insurance Company	Waltham, MA	2,055,682	8.03%
	B	GE Life and Annuity Assurance Company	Richmond, VA	2,566,771	10.03%
	B	IDS Life Insurance Corp.	Minneapolis, MN	10,773,967	42.10%
	B	Talcott Resolution Life and Annuity Insurance Company	Hartford, CT	4,020,995	15.71%
	B	Talcott Resolution Life Insurance Company	Hartford, CT	2,132,283	8.33%

AVP AB Large Cap Growth Portfolio	A	American General Life Insurance Company of Delaware	Houston, TX	530,018	15.33%
	A	American General Life Insurance Company of Delaware	Houston, TX	262,153	7.58%
	A	Transamerica Advisors Life Insurance Company	Cedar Rapids, IA	1,486,492	43.00%
	A	Transamerica Advisors Life Insurance Company	Cedar Rapids, IA	248,905	7.20%
	A	Transamerica Advisors Life Insurance Company	Cedar Rapids, IA	279,022	8.07%
	B	Allstate Life Insurance Company	Northbrook, IL	259,875	6.42%
	B	American General Life Insurance Company of Delaware	Houston, TX	332,806	8.22%
	B	GE Life and Annuity Assurance Company	Richmond, VA	433,053	10.69%
	B	IDS Life Insurance Company	Minneapolis, MN	1,428,375	35.28%
	B	SunAmerica Annuity and Life Assurance Company	Houston, TX	223,379	5.52%
	B	Transamerica Life Insurance Company	Cedar Rapids, IA	549,561	13.57%

AVP AB Real Estate Investment Portfolio	A	American General Life Insurance Company of Delaware	Houston, TX	714,366	21.10%
	A	Great West Life & Annuity Insurance Company	Englewood, CO	1,712,744	50.58%

Fund	Class	Name	Location	Number of Shares of Class	% of Class

	A	Nationwide Life Insurance Company	Columbus, OH	437,872	12.93%
	B	AXA Equitable Life Separate Account	New York, NY	634,107	31.24%
	B	Guardian Insurance & Annuity Co. Inc.	Bethlehem, PA	117,602	5.79%
	B	Guardian Insurance & Annuity Co. Inc.	Bethlehem, PA	342,222	16.86%
	B	Hartford Life & Annuity	Hartford, CT	146,057	7.20%
	B	Midland National Life Insurance Co.	Topeka, KS	274,075	13.50%
	B	SunAmerica Annuity and Life Assurance Company	Houston, TX	313,045	15.42%

AVP AB Small Cap Growth Portfolio	A	American General Life Insurance Company of Delaware	Houston, TX	705,755	52.55%
	A	Principal Life Insurance Co.	Des Moines, IA	67,470	5.02%
	A	Principal Life Insurance Co.	Des Moines, IA	268,225	19.97%
	B	GE Life and Annuity Assurance Company	Richmond, VA	883,491	36.64%
	B	Ohio National Life Insurance Co.	Cincinnati, OH	1,044,165	43.31%
	B	SunAmerica Annuity and Life Assurance Company	Houston, TX	288,250	11.96%

AVP AB Small/Mid Cap Value Portfolio	A	American General Life	Houston, TX	645,662	6.30%
	A	Lincoln Life Variable Annuity	Fort Wayne, IN	5,571,740	54.35%
	A	Nationwide Life Insurance Company	Columbus, OH	958,323	9.35%
	A	New York Life Insurance and Annuity Corporation	Jersey City, NJ	757,731	7.39%
	B	Hartford Life & Annuity	Hartford, CT	1,108,095	5.32%
	B	Lincoln Life Variable Annuity	Fort Wayne, IN	9,574,018	45.93%
	B	Nationwide Life Insurance Company	Columbus, OH	5,021,806	24.09%
	B	Talcott Resolution Life and Annuity Insurance Company	Hartford, CT	1,201,799	5.77%

AVP AB Value Portfolio	A	Transamerica Advisors Life Insurance Company	Cedar Rapids, IA	59,441	90.94%
	B	American General Life Insurance Company of Delaware	Houston, TX	603,694	15.97%
	B	SunAmerica Annuity and Life Assurance Company	Houston, TX	436,859	11.56%
	B	Talcott Resolution Life and Annuity Insurance Company	Hartford, CT	1,546,165	40.91%
	B	Talcott Resolution Life Insurance Company	Hartford, CT	918,365	24.30%

AVP AB Global Risk Allocation—Moderate Portfolio	A	AllianceBernstein L.P.	White Plains, NY	1,100	100.00%
	B	Ohio National Life Insurance Co.	Cincinnati, OH	8,718,641	98.28%

THE AB VARIABLE PRODUCTS SERIES FUND, INC.

_____________________________________________________________________________

NOTICE OF MEETING OF STOCKHOLDERS AND PROXY STATEMENT
August 20, 2018

ALLIANCEBERNSTEIN®
PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E50727-S75639

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

	For All	Withhold All	For All Except
1. To elect Directors for the AB Variable Products Series Fund, Inc.	☐	☐	☐

01) Michael J. Downey
02) William H. Foulk, Jr.
03) Nancy P. Jacklin
04) Robert M. Keith
05) Carol C. McMullen
06) Garry L. Moody
07) Marshall C. Turner, Jr.
08) Earl D. Weiner

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

	For	Against	Abstain
2. To approve the new investment advisory agreements for the Fund with AllianceBernstein L.P.	☐	☐	☐

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on October 11, 2018.
The Proxy Statement and Proxy Card for this meeting are available at: www.alliancebernstein.com/abfundsproxy

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

ALL VOTES MUST BE RECEIVED BY OCTOBER 11, 2018

E50728-S75639

PROXY

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 11, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE AB VARIABLE PRODUCTS SERIES FUND, INC. The undersigned hereby appoints Nancy Hay and Carol Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Meeting") of the AB Variable Products Series Fund, Inc. and each of its series (each a "Fund", and collectively, the "Funds") to be held at 11:30 a.m., Eastern Time, on October 11, 2018, at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement (the terms of each of which are incorporated by reference herein), revokes any proxy heretofore given with respect to the Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR/TRUSTEE AND "FOR" THE OTHER PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

WE URGE YOU TO SIGN, DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED PROXY PROMPTLY